Exhibit 10.3

INCREMENTAL AGREEMENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

THIS INCREMENTAL AGREEMENT AND FIRST AMENDMENT TO CREDIT AGREEMENT dated as of June 7, 2022 (this “Agreement”) is entered into among PAYCOM PAYROLL, LLC, a Delaware limited liability company (the “Borrower”), PAYCOM SOFTWARE, INC., a Delaware corporation (“Holdings”), the other entities identified on the signature pages hereto as guarantors (collectively with Holdings, the “Guarantors”), the parties signatory hereto and identified on the signature pages hereto as Increasing Commitment Lenders (the “Increasing Commitment Lenders”) and/or Lenders, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of May 4, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

The Borrower has requested that the Revolving Commitments under the Credit Agreement be increased by $100,000,000 such that the aggregate Revolving Commitment effective as of the Incremental Effective Date is $350,000,000 (the “Revolving Increase”).  Subject to the terms and conditions set forth herein, the Increasing Commitment Lenders have agreed to provide such Revolving Increase.

Subject to the terms and conditions set forth herein, the Borrower, the Administrative Agent and each of the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement as more specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Defined Terms.  Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.Amendments to Credit Agreement.  Subject to the terms and conditions hereof, the Loan Parties, the Administrative Agent and Required Lenders agree to the following amendments to the Credit Agreement:

(a)Amendment to Section 1.01 - Definition of Restricted Payment.  The definition of Restricted Payment set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “the Borrower” in clauses (a) and (b) of such definition with “Holdings”.

(b)Amendment to Schedule 1.01(b). Schedule 1.01(b) to the Credit Agreement shall be amended in its entirety by substituting in its place the Schedule 1.01(b) set forth on Annex A attached hereto.

3.Conditions to Effectiveness.  The effectiveness of this Agreement is subject to the satisfaction (or waiver) of the following conditions precedent (the date on which all such conditions precedent are satisfied (or waived), the “Incremental Effective Date”):

(a)Receipt by the Administrative Agent of counterparts to this Agreement executed by the Borrower, the Guarantors, each Increasing Commitment Lender, Lenders constituting Required Lenders and the Administrative Agent;

(b)(i) The Borrower shall have paid in full all fees and expenses (including all reasonable fees, expenses and disbursements of counsel to the Administrative Agent, directly to such counsel if requested by the Administrative Agent) due and payable to the Administrative Agent or its affiliates (including any other fees payable to the Administrative Agent for the account of itself), (ii) the Borrower shall have paid all fees owing pursuant to that certain letter agreement, dated as of the date hereof, between the Borrower, the Administrative Agent and the Arranger, and (iii) the Borrower shall prepay, directly or with the proceeds of additional Revolving Loans made on the Incremental Effective Date in accordance with Section 2.16(e) of the Credit Agreement, any Revolving Loans outstanding on the Incremental Effective Date (and pay any additional amounts required pursuant to the Credit Agreement) to the extent necessary to keep the outstanding Revolving Loans ratable with any revised Applicable Revolving Percentages arising from the Revolving Increase under this Agreement;

(c)Receipt by the Administrative Agent of a certificate of each Loan Party dated as of the Incremental Effective Date in a form reasonably approved by the Administrative Agent and signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by each Loan Party approving or consenting to the Revolving Increase and the other amendments contained herein, (ii) certifying as to the Organization Documents of each Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority) or certifying that there have been no changes since the delivery by the Loan Parties of such organization documents to the Administrative Agent on the Closing Date or a more recent date of delivery of such organization documents to the Administrative Agent, as applicable, and (iii) in the case of the Borrower, certifying that, before and after giving effect to such Revolving Increase, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are (i) with respect to representations and warranties that contain a materiality qualification, true and correct on and as of the Incremental Effective Date and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of the Incremental Effective Date;

(d)Receipt by the Administrative Agent of customary opinions of the type delivered on the Closing Date of Haynes and Boone LLP, counsel for the Loan Parties, dated the Incremental Effective Date and addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent; and

(e)Receipt by the Administrative Agent and each Increasing Commitment Lender of all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation, that has been requested prior to the Incremental Effective Date.

Without limiting the generality of the provisions of Section 9.03(c) of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Incremental Effective Date specifying its objection thereto.

4.Revolving Increase. The Borrower has requested an increase in the Revolving Commitments equal to $100,000,000 to be effective as of the Incremental Effective Date in accordance with Section 2.16 of the Credit Agreement. Each Loan Party hereby agrees and acknowledges that the Revolving Increase established on the Incremental Effective Date shall constitute an increase to the Revolving Commitments pursuant to Section 2.16 of the Credit Agreement, and shall be on the same terms and pursuant to the same documentation as the Revolving Commitments outstanding on the Incremental Effective Date immediately prior to the Revolving Increase. Upon the satisfaction or waiver of the conditions precedent set forth in Section 3 above, each Increasing Commitment Lender hereby agrees and consents to effectuate its portion of the Revolving Increase in the amount set forth opposite its name on Annex B, each such Increasing Commitment Lender’s portion of which is included in the amount of Revolving Commitments set forth opposite its name on Schedule 1.01(b) of the Credit Agreement attached hereto as Annex A, which shall be effective on the Incremental Effective Date.

5.Reaffirmations.  (a) Each Loan Party agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Security Agreement and each other Loan Document to which it is a party, (b) each Loan Party confirms, ratifies and reaffirms its obligations under the Credit Agreement (including the Guaranty), the Security Agreement and each other Loan Document to which it is a party, and (c) each Loan Party agrees that, except as otherwise expressly agreed in this Agreement, the Credit Agreement (including the Guaranty), the Security Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

6.Waiver.  Each Lender party hereto, constituting Required Lenders, hereby waives the Borrower’s obligation pursuant to Section 2.16(a) of the Credit Agreement, to provide not less than ten (10) Business Days for invited Revolving Lenders to respond to the Borrower’s request for the Revolving Increase.

7.Effect of this Agreement.  Except as expressly provided herein, the Credit Agreement, the Security Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement, the Security Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Security Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Loan Parties or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Security Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents, (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand or (e) to be a course of dealing or a consent to any departure by the Loan Parties from any other term or requirement of the Credit Agreement. References in this Agreement to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

8.No Novation.  Neither this Agreement nor the effectiveness hereof shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof.  Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby.

9.Representations and Warranties/No Default.  By its execution hereof, each Loan Party hereby represents and warrants as follows:

(a)Such Loan Party has the right, power and authority and has taken all necessary corporate or other organizational action to authorize the execution and delivery of, and the performance in accordance with their respective terms of the transactions consented to in, this Agreement and each other document executed in connection herewith to which it is a party.

(b)This Agreement and each other document executed in connection herewith has been duly executed and delivered by such Loan Party, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)(i) Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents that contain a materiality qualification is true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents that does not contain a materiality qualification is true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

10.Miscellaneous.

(a)Governing Law; Acknowledgment Regarding any Supported QFCs.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Amendment and the parties hereto, the terms of Section 11.14, Section 11.15 and Section 11.21 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b)Loan Document.  This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c)Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(d)Severability.  If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e)Entirety.  This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	PAYCOM PAYROLL, LLC

	By:	/s/ Matthew Paque
	Name:	Matthew Paque
	Title:	General Counsel

GUARANTORS:	PAYCOM SOFTWARE, INC.

	By:	/s/ Matthew Paque
	Name:	Matthew Paque
	Title:	General Counsel

WCAS PAYCOM HOLDINGS, INC.

By:	/s/ Matthew Paque
Name:	Matthew Paque
Title:	General Counsel

WCAS CP IV BLOCKER, INC.

By:	/s/ Matthew Paque
Name:	Matthew Paque
Title:	General Counsel

PAYCOM PAYROLL HOLDINGS, LLC

By:	/s/ Matthew Paque
Name:	Matthew Paque
Title:	General Counsel

PAYCOM BENEFITS, LLC

By:	/s/ Matthew Paque
Name:	Matthew Paque
Title:	General Counsel

Signature Page to Incremental Agreement and First Amendment to Credit Agreement

Paycom Payroll, LLC

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Angela Berry
	Name:	Angela Berry
	Title:	Assistant Vice President

Signature Page to Incremental Agreement and First Amendment to Credit Agreement

Paycom Payroll, LLC

BANK OF AMERICA, N.A., as a Lender and as an Increasing Commitment Lender

By:	/s/ Scott W. Blackman
Name:	Scott W. Blackman
Title:	Senior Vice President

Signature Page to Incremental Agreement and First Amendment to Credit Agreement

Paycom Payroll, LLC

JPMORGAN CHASE BANK, N.A., as a Lender and as an Increasing Commitment Lender

By:	/s/ Christine Lathrop
Name:	Christine Lathrop
Title:	Executive Director

Signature Page to Incremental Agreement and First Amendment to Credit Agreement

Paycom Payroll, LLC

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as an Increasing Commitment Lender

By:	/s/ Brad S. Thompson
Name:	Brad S. Thompson
Title:	Senior Vice President

Signature Page to Incremental Agreement and First Amendment to Credit Agreement

Paycom Payroll, LLC

BANK OF MONTREAL, as a Lender and as an Increasing Commitment Lender

By:	/s/ Chad Rock
Name:	Chad Rock
Title:	Managing Director & Market Executive

Signature Page to Incremental Agreement and First Amendment to Credit Agreement

Paycom Payroll, LLC

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as an Increasing Commitment Lender

By:	/s/ Janine Tweed
Name:	Janine Tweed
Title:	Vice President

Signature Page to Incremental Agreement and First Amendment to Credit Agreement

Paycom Payroll, LLC